Cobra Biomanufacturing Plc
Stephenson Building
The Science Park
Keele ST5 5SP UK
t +44 (0)1782 714181
f +44 (0)1782 714168
e info@cobrabio.com
www.cobrabio.com

cobra
making tomorrow's medicines

DATED 12 November 2003

(1) COBRA BIO-MANUFACTURING PLC

and

(2) ADVAXIS INC

ROYALTY AGREEMENT

Date: 05/11/2003

Gateley Wareing
One Eleven
Edmund Street
Birmingham B3 2HJ

C:\WINDOWS\TEMP\COBRA_ADVAXIS AGREEMENTS AS AMENDED BY GW 05_11_03.DOC

11/12/03

Cobra Biomanufacturing Plc
Stephenson Building
The Science Park
Keele ST5 5SP UK
t +44 (0)1782 714181
f +44 (0)1782 714168
e info@cobrabio.com
www.cobrabio.com

cobra

making tomorrow's medicines

THIS AGREEMENT is made the day of 2003

BETWEEN:

(1) **COBRA BIO-MANUFACTURING PLC**, whose principal place of business is at Stephenson Building, Keele University Science Park, Keele, Staffordshire, ST5 5SP, England ("Cobra"); and

(2) **ADVAXIS INC**, whose principal place of business is at 212 Carnegie Center, Suite 206, Princeton, NJ 08540, USA ("Advaxis").

BACKGROUND

Cobra has agreed to carry out a particular programme of work contract number 0422 Phase II, for Advaxis at a substantial discount of $300,000 for that programme of work on condition that Advaxis pays to Cobra the royalties referred to in this Agreement based on the net sales of the product derived from that programme of work.

IT IS AGREED as follows:

1. **Definitions**

1.1 In this Agreement unless the context otherwise requires:

"Confidential Information"	means, in relation to each party, any and all financial and business information relating to the other party's business methods, customers, suppliers, licensees, finances, ideas, strategies, marketing plans and other matters which are disclosed by it to the other party under this Agreement;
"Interest"	means interest (both before and after any judgment) at the rate of 1% above the base rate from time to time of Cobra's bankers calculated on a compound basis with quarterly rests;

11/12/03

Cobra Biomanufacturing Plc
Stephenson Building
The Science Park
Keele ST5 5SP UK
t +44 (0)1782 714181
f +44 (0)1782 714168
e info@cobrabio.com
www.cobrabio.com

cobra

making tomorrow's medicines

"Net Sales Value" means in relation to any Product anywhere in the world:

(a) where the Product is sold on arm's length terms, the price charged by Advaxis and/or any successor to the Technology and/or any of their sub-licensees less:

(i) any value added tax or other sales tax,

(ii) any packaging, packing freight, warehousing, carriage and insurance charges,

to the extent that any of those items are included in the price, and after deducting any allowances for lost or damaged merchandise or returns[, but without deducting (or, to the extent that they have been deducted from the price, after adding back) any discounts or rebates granted by the seller on account of [the quantity purchased or] promptness of payment or otherwise];

(b) where the Product is sold otherwise than on arm's length terms, but are subsequently sold on arm's length terms, the price charged under the first such arm's length sale, calculated in accordance with paragraph (a) above;

(c) where the Product is not sold on arm's length terms but is used or

11/12/03

Registered in England No. 4442937

Cobra Biomanufacturing Plc t +44 (0)1782 714181
Stephenson Building f +44 (0)1782 714168
The Science Park e info@cobrabio.com
Keele ST5 5SP UK www.cobrabio.com

cobra

making tomorrow's medicines

otherwise disposed of on a commercial basis, the price that would have been charged on the first arm's length sale, calculated in accordance with paragraph (a) above;

"Product"	means a therapeutic vaccine based on attenuated *L. monocytogenes* for vaccination against HPV E7 expressing tumors produced using and/or incorporating all or any part of the Technology;
"Quarter"	means each successive period ending on 31 March, 30 June, 30 September and 31 December or the date of termination of this Agreement, and "Quarterly" has a corresponding meaning;
"Royalties"	means royalties of 1.5% of Net Sales Value payable to Cobra by Advaxis in accordance with section 2 of this Agreement;
"Royalty Cap"	means $1,950,000 (US Dollars) (plus any sales taxes) in Royalties;
"Technology"	means Advaxis' patents, know-how, methodologies, formulae and expertise which is relevant to its therapeutic vaccine based on attenuated *L. monocytogenes* as described in the Schedule and any improvement to, modification, arrangement, re-arrangement, invention and/or adaptation of such matters devised either before or after the date of this Agreement;

11/12/03

Cobra Biomanufacturing Plc
Stephenson Building
The Science Park
Keele ST5 5SP UK
t +44 (0)1782 714181
f +44 (0)1782 714168
e info@cobrabio.com
www.cobrabio.com

cobra

making tomorrow's medicines

2. Royalties and Accounts

2.1 Advaxis shall forward to Cobra within 30 days of the end of the Quarter a written statement showing for the previous Quarter:-

2.1.1 the quantity of each Product sold or otherwise disposed of or exploited on a commercial basis by Advaxis, successors to the Technology and/or any sub-licensees; and

2.1.2 details of the Royalties due for each Product and the total amount of Royalties due for that period.

2.2 Advaxis will pay the Royalties to Cobra within 60 days of the end of the Quarter to which the Royalties relate. Time is of the essence in respect of payment of all Royalties under this Agreement.

2.3 Payment will not be deemed to have been received until the full amount has been received in cleared funds by Cobra.

2.4 Advaxis shall be liable to pay to Cobra interest on any Royalties which are paid late.

2.5 All sums due under this Agreement are exclusive of any US sales taxes which will be payable in addition by Advaxis.

2.6 All Royalties shall be paid in cleared funds in US Dollars to such bank account or in such other manner as Cobra may specify from time to time, without any set-off, deduction or withholding except any tax which Advaxis is required by law to deduct or withhold.

2.7 If Advaxis is required by law to make any deduction or withholding from monies payable under this Agreement, Advaxis shall take all actions and/or execute all documents requested by Cobra to enable or assist Cobra to claim exemption from or (if that is not possible) a credit for the deduction or withholding under any applicable double taxation treaty or similar arrangement from time to time in force and Advaxis shall give Cobra proper evidence of any deduction or withholding and payment over by Advaxis of the tax deducted or withheld.

11/12/03

Cobra Biomanufacturing Plc
Stephenson Building
The Science Park
Keele ST5 5SP UK
t +44 (0)1782 714181
f +44 (0)1782 714168
e info@cobrabio.com
www.cobrabio.com

cobra

making tomorrow's medicines

2.8 Where it is necessary to calculate the exchange rate for the purposes of payment of any sums due under this Agreement, the exchange rate used shall be [the spot rate for US Dollars and the relevant currency] quoted by Cobra's bank at close of business on the business day preceding the due date for payment of each such sum.

2.9 Advaxis will (and will procure that any successors to the Technology and/or any sub-licensees will):

2.9.1 keep true and accurate accounts and records in sufficient detail to enable the amount of all Royalties payable under this Agreement to be determined; and

2.9.2 provide to Cobra, upon reasonable request, copies of the accounts and records and any supporting documentation and/or permit Cobra and/or its agent to inspect at Cobra's expense the same to the extent that they relate to the calculation of Royalties.

2.10 If the amount of royalties paid to Cobra in respect of any period falls short of the proper amount of Royalties due in respect of that period, or there is a discrepancy in the written statements which has resulted in an underpayment of the Royalties, Advaxis shall within 45 days of being notified of this discrepancy or shortfall pay the outstanding sum plus interest on that sum to Cobra. If any inspection carried out under clause 2.10.2 above reveals a shortfall of 5% or more in the amount of the Royalties actually paid for any period then Advaxis shall also pay to Cobra the reasonable costs incurred in the inspection.

2.11 Advaxis shall pay Royalties up to the level of the Royalty Cap. Advaxis shall have no liability to pay Royalties to the extent that they exceed the Royalty Cap.

3. **Confidentiality**

3.1 The parties shall use all of the Confidential Information disclosed to and/or acquired by it during or after the term of this Agreement only for the purposes

11/12/03

Cobra Biomanufacturing Plc
Stephenson Building
The Science Park
Keele ST5 5SP UK
t +44 (0)1782 714181
f +44 (0)1782 714168
e info@cobrabio.com
www.cobrabio.com

making tomorrow's medicines

of this Agreement and any other purpose for which that other party gives its prior written consent.

3.2 The parties shall maintain as confidential all of the Confidential Information which may come into its possession in any manner and all other information generated from it.

3.3 Neither party shall directly and/or indirectly use and/or disclose any of the Confidential Information in whole or in part except in accordance with this Agreement.

3.4 The parties shall at the other's request made at any time, deliver up to the other all documents, material and/or other media which may be in their possession, power or control which comprises or contains any part of the Confidential Information.

3.5 The obligations of confidentiality and non-use in relation to the Confidential Information shall continue indefinitely.

3.6 The Confidentiality Agreement already in place between Cobra and Advaxis shall prevail and be in full force and effect.

3.7 The Confidential Information shall not include any information which:

3.7.1 was information already in either party's possession and at their free disposal;

3.7.2 is after the date of this Agreement disclosed to either party in writing without any obligations of confidentiality by a third party who is not in breach of any duty of confidentiality in doing so;

3.7.3 is or becomes generally available to the public in printed publications in general circulation through no act or default on the part of either party; or

3.7.4 is required to be disclosed by law.

4. **Duration and Termination**

4.1 This Agreement comes into force on the date of this Agreement and shall, unless terminated earlier in accordance with clause 4.2 below, continue in

11/12/03

Cobra Biomanufacturing Plc t +44 (0)1782 714181
Stephenson Building f +44 (0)1782 714168
The Science Park e info@cobrabio.com
Keele ST5 5SP UK www.cobrabio.com

cobra

making tomorrow's medicines

force for the commercial life of the Product until such time as the amount of Royalties paid by Advaxis has reached the Royalty Cap.

4.2 Either party may terminate this Agreement immediately by giving written notice to the other if the other party:

4.2.1 commits any breach of this Agreement (and if the breach is capable of remedy fails to remedy it within 60 days after being given a written notice containing full particulars of the breach and requiring it to be remedied);

4.2.2 persistently breaches any of its obligations under this Agreement; and/or

4.2.3 has a receiver, administrative receiver or manger appointed over all or part of its assets, goes into liquidation, has a winding up petition presented against it, enters into a composition or voluntary arrangement with its creditors, has a bankruptcy petition presented against it, ceases or threatens to cease to carry on business, has any distress or execution levied against it, becomes insolvent or unable to pay its debts or suffers any analogous event in any country in which the other party is constituted or established.

5. **Effects of Termination**

5.1 Advaxis shall upon termination promptly provide to Cobra a written statement in accordance with clause 2.1 above in respect of the period from the beginning of the preceding Quarter to the date of termination and at the time of providing such statement Advaxis will pay in full the total Royalties relating to that period.

5.2 Termination of this Agreement shall not affect the accrued rights of either party arising out of this Agreement as at the date of termination.

5.3 Subject to the provisions of this section 5, neither party shall be under any further obligation which may arise after the termination of this Agreement to the other.

11/12/03

Registered in England No. 4442927

Cobra Biomanufacturing Plc
Stephenson Building
The Science Park
Keele ST5 5SP UK
t +44 (0)1782 714181
f +44 (0)1782 714168
e info@cobrabio.com
www.cobrabio.com

cobra

making tomorrow's medicines

5.4 Upon termination of this Agreement for any reason, the provisions of sections 2, 3, 5, 6 and 7 shall continue in full force and effect.

6. Assignment

6.1 Neither party may assign the benefit and burden of this Agreement to any third party without the other party's prior written consent except that Cobra may assign the debts arising under this Agreement without Advaxis' consent.

6.2 On any assignment of this Agreement, this Agreement shall be binding upon any successor and/or assignee.

6.3 Advaxis shall ensure that, in addition to this Agreement between Cobra and Advaxis, any successor to all and/or any part of the Technology is bound by an agreement with Cobra on the same terms as this Agreement as if such successor were Advaxis under this Agreement provided that Cobra shall not be entitled to receive Royalties more than once in relation to the disposal of the same particular Item.

7. General

7.1 Any notice under this Agreement may be served by first class post, facsimile or e-mail to the addresses given at the start of this Agreement or such other address as may be notified by either party from time to time. A notice shall be deemed served, if sent by facsimile or e-mail, on the working day immediately after the day on which it was sent and if sent by first class post, on the fifth working day after posting.

7.2 This Agreement constitutes the entire agreement and understanding of the parties and supersedes all prior oral or written agreements, understandings or arrangements between them relating to the subject matter of this Agreement. Neither party shall be entitled to rely on any agreement, understanding or arrangement which is not expressly contained in this Agreement and no change may be made to it except in writing signed by duly authorised representatives of the parties.

7.3 All third party rights are excluded and no third party shall have any rights to enforce this Agreement.

11/12/03

Registered in England No. 4440027

Cobra Biomanufacturing Plc
Stephenson Building
The Science Park
Keele ST5 5SP UK
t +44 (0)1782 714181
f +44 (0)1782 714168
e info@cobrabio.com
www.cobrabio.com

cobra

making tomorrow's medicines

7.4 No waiver by either party of any breach of this Agreement shall be considered as a waiver of any subsequent breach of the same provision or of any other provision.

7.5 If any provision of this Agreement is held by any competent authority to be invalid or unenforceable in whole or in part the validity of the other provisions of this Agreement and the remainder of the affected provision shall be unaffected and shall remain in full force and effect.

7.6 This Agreement is governed by English law and the parties agree to submit to the non-exclusive jurisdiction of the English courts.

IN WITNESS OF THE ABOVE the parties have signed this Agreement on the date written at the head of this Agreement.

Registered in England No. 4462927

4/12/03

Cobra Biomanufacturing Plc
Stephenson Building
The Science Park
Keele ST5 5SP UK
t +44 (0)1782 714181
f +44 (0)1782 714168
e info@cobrabio.com
www.cobrabio.com

cobra

making tomorrow's medicines

....
for and on behalf of
COBRA BIO-MANUFACTURING PLC

Name: DAVID THATCHER

Title: Chief Executive

....
for and on behalf of
ADVAXIS INC

Name: J. TODD DERBIN

Title: CEO